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                           FIRST AMENDMENT OF CERTAIN
                      SECURITY DOCUMENTS AND SUBORDINATION
                  AGREEMENT AND THIRD AMENDMENT TO AMENDED AND
                RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

         FIRST AMENDMENT OF CERTAIN SECURITY DOCUMENTS AND SUBORDINATION AGREEMENT AND THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of February 24, 1997 (the "Amendment"), by and among CONNECTIVITY TECHNOLOGIES, INC. (formerly known as Tigera Group, Inc.), a Delaware corporation ("CTI"), CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower") and NBD BANK, a Michigan banking corporation as administrative agent (in such capacity, the "Agent") for the Banks (as hereinafter defined), and the Banks.

         WHEREAS, the Borrower, the Agent, The First National Bank of Boston as Documentation Agent (together with the Agent, the "Co-Agents"), and NBD Bank, The First National Bank of Boston and Fleet Bank, N.A. (together, the "Banks") are parties to an Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as further amended and in effect from time to time, the "Credit Agreement") and;

         WHEREAS, the Borrower, Tigera Group, Inc., certain other Subordinating Creditors listed therein and the Agent are parties to a Subordination Agreement, dated as of May 31, 1996 (the "Subordination Agreement"); and

         WHEREAS, the Borrower, Tigera Group, Inc., the Seller Pledgors listed therein and the Agent are parties to a Note Pledge Agreement, dated as of May 31, 1996 (the "Note Pledge Agreement"); and

         WHEREAS, Tigera Group, Inc. and the Agent are parties to a Stock Pledge Agreement, dated as of May 31, 1996 (the "Stock Pledge Agreement"); and

         WHEREAS, Tigera Group, Inc. has executed and delivered to the Agent a Guaranty, dated as of May 31, 1996 (the "Tigera Guaranty") in favor of the Agent and the Banks; and

         WHEREAS, Tigera Group, Inc. changed its name to Connectivity Technologies, Inc. effective as of December 5, 1996; and

         WHEREAS, it is a condition precedent to the continuing effectiveness of the Credit Agreement that the Borrower, CTI, the Agent and the Banks enter into this Amendment amending the terms of the Credit Agreement, the Subordination Agreement, the Note Pledge Agreement, the Stock Pledge Agreement, and the Tigera Guaranty, (collectively, as each document is in effect prior to the effectiveness hereof, the "Existing Documents");

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENTS. The parties hereto hereby acknowledge and agree that the Existing Documents shall be amended as follows:
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                  (a) The Credit Agreement is amended by deleting the definition of Obligations contained in Section 1.1 of the Credit
                  Agreement and restating it in its entirety as follows:

                           Obligations. All indebtedness, obligations and
                  liabilities of the Borrower and its Subsidiaries to any of the Banks and the Co-Agents, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred (i) under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, (ii) in connection with any interest rate protection arrangements entered into with any of the Banks, or (iii) under other instruments at any time evidencing any thereof

         (b) Each reference to "214 Nashua Street, Leominister, Massachusetts 01453" contained in any of the Existing Documents shall be amended by deleting such reference and substituting "680 Mechanic Street, Leominister, Massachusetts 01453" therefor;

         (c) Each reference to "Tigera Group, Inc." contained in any of the Existing Documents shall be amended by deleting such reference and substituting "Connectivity Technologies, Inc." therefor; and

         (d) Each reference to "Tigera" contained in any of the Existing Documents shall be amended by deleting such reference and substituting "CTI" therefor.

         2. CONTINUED VALIDITY OF EXISTING DOCUMENTS. Except as specifically amended by this Amendment, the Existing Documents shall remain in full force and effect, and each of the Borrower and CTI reaffirms the continued validity of the Existing Documents as amended on the date hereof. Each of the Existing Documents and this Amendment shall be read and construed as a single agreement. All references in each of the Existing Documents or any related agreement or instrument to the Existing Documents shall hereafter refer to each of the Existing Documents as amended hereby.

         3. REPRESENTATIONS AND WARRANTIES. Each of the Borrower (with respect to those made by the Borrower) and CTI (with respect to those made by Tigera Group, Inc.) represents and warrants that all the representations and warranties as set forth in each of the Existing Documents are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.

         4. DEFINITIONS. Each capitalized term used herein without specific definition shall have the same meaning herein as in the Credit Agreement.
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         5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower, CTI, the other Subordinating Creditors (as defined in the Subordination Agreement) or the Seller Pledgors (as defined in the Note Pledge Agreement) or any right of the Co-Agents or any Banks consequent thereon.

         6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         8. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed by each of the Borrower, CTI, the Agent and the Banks and a copy of the Certificate of the Secretary of State of the State of Delaware evidencing the name change of Tigera Group, Inc. to Connectivity Technologies, Inc.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                                  CONNECTIVITY TECHNOLOGIES, INC.
                                  (formerly known as Tigera Group, Inc.)

                                  By:      /s/  Gregory C. Kowert
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                                       Gregory C. Kowert
                                       Senior Vice President &
                                       Chief Financial Officer

                                  CONNECTIVITY PRODUCTS
                                  INCORPORATED

                                  By:     /s/  Gregory C. Kowert
                                       ----------------------------------------
                                       Gregory C. Kowert
                                       Senior Vice President &
                                       Chief Financial Officer

                                  NBD BANK, individually and as
                                  Administrative Agent


                                  By:     /s/ Erik W. Bakker
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                                       Erik W. Bakker
                                       Vice President
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                                  THE FIRST NATIONAL BANK OF
                                  BOSTON, individually and as
                                  Documentation Agent


                                  By:    /s/  G. Christopher Miller
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                                       G. Christopher Miller
                                       Vice President


                                  FLEET BANK, N.A.

                                  By:     /s/  Eugenie M. Sullivan
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                                       Eugenie M. Sullivan
                                       Senior Vice President